ABFC 05-WMC1                            [BANC OF AMERICA SECURITIES LOGO OMITTED]

DM TO PRICE TABLE
BOND CLASS: A-2MZ
RUN AT 100% PPC TO CALL

-----------------------------------------------------------------------------------------------------------------------------------
      BEG BAL          IDX        IDX MGN      ACRU INT    ACT DLY       SETTLE         CALL PCT     FST ACRU DT     FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------

     54,450,000       LBR1M        0.32%          0           0        9/30/2005          10%         9/30/2005      10/25/2005
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------
       DM (%)               PX
--------------------------------------
        0.32            100.00000
--------------------------------------
        0.33             99.97759
--------------------------------------
        0.34             99.95519
--------------------------------------
        0.35             99.93279
--------------------------------------
        0.36             99.91041
--------------------------------------
        0.37             99.88803
--------------------------------------
        0.38             99.86566
--------------------------------------
        0.39             99.84330
--------------------------------------
        0.40             99.82095
--------------------------------------
     WAL (YRS)             2.39
--------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

DM TO PRICE TABLE
BOND CLASS: B-1
RUN AT 100% PPC TO CALL

--------------------------------------------------------------------------------------------------------------------------------
      BEG BAL        IDX       IDX MGN         ACRU INT    ACT DLY        SETTLE      CALL PCT     FST ACRU DT     FST PMT DT
--------------------------------------------------------------------------------------------------------------------------------

     10,573,000     LBR1M       2.50%             0           0         9/30/2005       10%         9/30/2005      10/25/2005
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------
       DM (%)               PX
--------------------------------------
       10.00             77.00818
--------------------------------------
       10.10             76.74590
--------------------------------------
       10.20             76.48466
--------------------------------------
       10.30             76.22445
--------------------------------------
       10.40             75.96528
--------------------------------------
       10.50             75.70713
--------------------------------------
       10.60             75.45000
--------------------------------------
       10.70             75.19389
--------------------------------------
       10.80             74.93879
--------------------------------------
       10.90             74.68470
--------------------------------------
       11.00             74.43162
--------------------------------------
       11.10             74.17953
--------------------------------------
       11.20             73.92845
--------------------------------------
       11.30             73.67835
--------------------------------------
       11.40             73.42924
--------------------------------------
       11.50             73.18111
--------------------------------------
       11.60             72.93397
--------------------------------------
       11.70             72.68779
--------------------------------------
       11.80             72.44259
--------------------------------------
       11.90             72.19836
--------------------------------------
       12.00             71.95508
--------------------------------------
       12.10             71.71277
--------------------------------------
       12.20             71.47140
--------------------------------------
       12.30             71.23099
--------------------------------------
       12.40             70.99153
--------------------------------------
       12.50             70.75300
--------------------------------------
       12.60             70.51541
--------------------------------------
       12.70             70.27876
--------------------------------------
       12.80             70.04304
--------------------------------------
       12.90             69.80824
--------------------------------------
       13.00             69.57437
--------------------------------------
       13.10             69.34141
--------------------------------------
       13.20             69.10937
--------------------------------------
       13.30             68.87823
--------------------------------------
       13.40             68.64801
--------------------------------------
       13.50             68.41868
--------------------------------------
       13.60             68.19026
--------------------------------------
       13.70             67.96273
--------------------------------------
       13.80             67.73609
--------------------------------------
       13.90             67.51033
--------------------------------------
       14.00             67.28546
--------------------------------------
     WAL (yrs)             4.00
--------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

DM TO PRICE TABLE
BOND CLASS: B-2
RUN AT 100% PPC TO CALL

-------------------------------------------------------------------------------------------------------------------------------
   BEG BAL         IDX        IDX MGN       ACRU INT      ACT DLY       SETTLE       CALL PCT     FST ACRU DT     FST PMT DT
-------------------------------------------------------------------------------------------------------------------------------

  3,021,000       LBR1M        2.50%           0             0        9/30/2005        10%         9/30/2005      10/25/2005
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------
       DM (%)               PX
--------------------------------------
       12.00             76.22638
--------------------------------------
       12.10             76.01199
--------------------------------------
       12.20             75.79828
--------------------------------------
       12.30             75.58523
--------------------------------------
       12.40             75.37285
--------------------------------------
       12.50             75.16113
--------------------------------------
       12.60             74.95008
--------------------------------------
       12.70             74.73968
--------------------------------------
       12.80             74.52994
--------------------------------------
       12.90             74.32085
--------------------------------------
       13.00             74.11242
--------------------------------------
       13.10             73.90464
--------------------------------------
       13.20             73.69750
--------------------------------------
       13.30             73.49101
--------------------------------------
       13.40             73.28517
--------------------------------------
       13.50             73.07997
--------------------------------------
       13.60             72.87541
--------------------------------------
       13.70             72.67148
--------------------------------------
       13.80             72.46819
--------------------------------------
       13.90             72.26554
--------------------------------------
       14.00             72.06351
--------------------------------------
       14.10             71.86212
--------------------------------------
       14.20             71.66135
--------------------------------------
       14.30             71.46121
--------------------------------------
       14.40             71.26169
--------------------------------------
       14.50             71.06280
--------------------------------------
       14.60             70.86452
--------------------------------------
       14.70             70.66686
--------------------------------------
       14.80             70.46981
--------------------------------------
       14.90             70.27338
--------------------------------------
       15.00             70.07756
--------------------------------------
       15.10             69.88235
--------------------------------------
       15.20             69.68775
--------------------------------------
       15.30             69.49375
--------------------------------------
       15.40             69.30035
--------------------------------------
       15.50             69.10756
--------------------------------------
       15.60             68.91536
--------------------------------------
       15.70             68.72376
--------------------------------------
       15.80             68.53276
--------------------------------------
       15.90             68.34235
--------------------------------------
       16.00             68.15253
--------------------------------------
     WAL (yrs)             3.16
--------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

ASSUMPTIONS
Loss Severity             60%
Recovery Delay            12 months
Libor                     Forward
Delinquency               10%
Run to                    Maturity
Trigger                   As modeled

Default Scenario
Scenario I                5 CDR
Scenario II               0 to 5 CDR over 12 months

CLASS A-2A

-----------------------------------------------------------------------------------------------------------
SCENARIO I                    + 200 bp                   + 400 bp                   + 600 bp
-----------------------------------------------------------------------------------------------------------
                         75% PPC     100% PPC     75% PPC      100% PPC       75% PPC       100% PPC
-----------------------------------------------------------------------------------------------------------

  WAL (Yrs)                1.20        1.00         1.18          0.99          1.18          0.99
Principal Window         1 to 25      1 to 21     1 to 24       1 to 20       1 to 24        1 to 20
-----------------------------------------------------------------------------------------------------------

CLASS A-2A

-----------------------------------------------------------------------------------------------------------
SCENARIO II                   + 200 bp                   + 400 bp                   + 600 bp
-----------------------------------------------------------------------------------------------------------
                         75% PPC     100% PPC     75% PPC      100% PPC       75% PPC       100% PPC
-----------------------------------------------------------------------------------------------------------
  WAL (Yrs)                1.21        1.00         1.21          1.00         1.21           1.00
Principal Window         1 to 25      1 to 21     1 to 25       1 to 21       1 to 25        1 to 21
-----------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

ASSUMPTIONS
Prepay Speed                 100% PPC
Recovery Delay               12 months
Trigger                      Fail
Run to                       Maturity
Defaults are in addition to prepayments

CLASS M-2                                                          CLASS M-8
---------------------------------------------------------          ------------------------------------------------------------
                        FWD LIBOR      FWD LIBOR + 200 BP                                 FWD LIBOR         FWD LIBOR + 200 BP
                -----------------------------------------                          --------------------------------------------

Loss Severity         45%       55%      45%       55%             Loss Severity        45%         55%       45%        55%
---------------------------------------------------------          ------------------------------------------------------------
SDA Break (%)        5798%     4410%    5381%     4095%            SDA Break (%)       2633%       2116%     2301%      1847%
Cum Loss (%)        20.40%     20.94%  19.50%    19.91%            Cum Loss (%)        11.74%     12.03%    10.55%     10.75%
WAL (years)          6.79       7.79    7.06      8.04             WAL (years)         12.12       12.72     12.46      12.97
---------------------------------------------------------          ------------------------------------------------------------

CLASS M-5                                                          CLASS M-9
---------------------------------------------------------          ------------------------------------------------------------
                        FWD LIBOR      FWD LIBOR + 200 BP                                 FWD LIBOR         FWD LIBOR + 200 BP
                -----------------------------------------                          --------------------------------------------
Loss Severity         45%       55%      45%       55%             Loss Severity        45%         55%       45%         55%
---------------------------------------------------------          ------------------------------------------------------------
SDA Break (%)        3823%     3011%    3466%     2730%            SDA Break (%)       2355%       1900%     2022%       1630%
Cum Loss (%)        15.52%     15.92%  14.47%    14.77%            Cum Loss (%)        10.74%     11.00%     9.49%       9.66%
WAL (years)          9.92      10.81    10.28     11.11            WAL (years)         12.75       13.26     13.01       13.45
---------------------------------------------------------          ------------------------------------------------------------

CLASS M-6
---------------------------------------------------------
                   FWD LIBOR           FWD LIBOR + 200 BP
                -----------------------------------------
Loss Severity         45%       55%      45%       55%
---------------------------------------------------------
SDA Break (%)        3399%     2697%    3050%     2420%
Cum Loss (%)        14.26%     14.62%  13.16%    13.43%
WAL (years)          10.78     11.59    11.16     11.88
---------------------------------------------------------

* The +200 bp shock starts in period 2

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

                   INTERNAL ONLY

ASSUMPTIONS
Prepay Speed              100% PPC
Recovery Delay            12 months
Libor                     Forward
Trigger                   Fail
Run to                    Maturity
Defaults are in addition to prepayments

DM Break                  CDR at which DM falls below zero
Break CDR                 Bond takes first dollar of principal loss

CLASS M3

-----------------------------------------------------------------------------------------------------------------------------------
                                             100% P&I                                               0% P&I
                    ---------------------------------------------------------------------------------------------------------------
Libor Shock                       +0                           +200                      +0                          +200
                    ---------------------------------------------------------------------------------------------------------------
Severity                 40%             60%            40%           60%         40%           60%           40%           60%
-----------------------------------------------------------------------------------------------------------------------------------

DM Break (%)            21.30%         13.16%         19.94%         12.23%     17.46%         11.53%        16.09%       10.61%
Cum Loss (%)            18.20%         19.25%         17.40%         18.19%     15.85%         17.36%        14.94%       16.25%
-----------------------------------------------------------------------------------------------------------------------------------
Break CDR (%)           21.08%         13.02%         19.71%         12.08%     17.26%         11.39%        15.89%       10.47%
Cum Loss                18.07%         19.10%         17.26%         18.02%     15.72%         17.19%        14.80%       16.08%
-----------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
Loss Severity             50%
Recovery Delay            12 months
Libor                     Forward
Trigger                   Fail
Run to                    Maturity
Defaults are in addition to prepayments

------------------------------------------------------------------------------------------------------------------------
                                          100% P&I                                        0% P&I
                    ----------------------------------------------------------------------------------------------------
                                                     50% FRM PPC                                       50% FRM PPC
                       100% PPC        50% PPC      100% ARM PPC          100% PPC       50% PPC      100% ARM PPC
                    ----------------------------------------------------------------------------------------------------
                        + 0 bp         +200 bp          +200 bp            + 0 bp        +200 bp         +200 bp
------------------------------------------------------------------------------------------------------------------------

DM Break (%)            16.27%         12.49%           13.92%             13.87%        10.22%           11.63%
Cum Loss (%)            18.82%         23.07%           18.26%             16.71%        20.28%           16.01%
WAL (yrs)                9.02           15.42            11.44              9.45          16.50           12.24
Prin Win              87 to 357      153 to 357       106 to 357         91 to 357     166 to 357       113 to 357
------------------------------------------------------------------------------------------------------------------------
Break CDR (%)           16.09%         12.27%           13.68%             13.72%        10.03%           11.43%
Cum Loss (%)            18.67%         22.82%           18.03%             16.57%        20.03%           15.80%
WAL (yrs)                8.92           15.10            11.22              9.34          16.12           11.99
Prin Win              86 to 357      148 to 357       103 to 357         89 to 357     160 to 357       110 to 357
------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

                   INTERNAL ONLY

ASSUMPTIONS
Prepay Speed              100% PPC
Recovery Delay            12 months
Libor                     Forward
Trigger                   Fail
Run to                    Maturity
Defaults are in addition to prepayments

DM Break                  CDR at which DM falls below zero
Break CDR                 Bond takes first dollar of principal loss

CLASS M4

---------------------------------------------------------------------------------------------------------------------------------
                                            100% P&I                                               0% P&I
                      -----------------------------------------------------------------------------------------------------------
Libor Shock                       +0                       +200                         +0                        +200
                      -----------------------------------------------------------------------------------------------------------
Severity                   40%           60%          40%         60%             40%          60%           40%          60%
---------------------------------------------------------------------------------------------------------------------------------

DM Break (%)              19.00%       11.89%       17.64%       10.97%         15.63%        10.43%        14.29%       9.53%
Cum Loss (%)              16.82%       17.79%       15.97%       16.69%         14.62%        16.02%        13.68%      14.89%
---------------------------------------------------------------------------------------------------------------------------------
Break CDR (%)             18.80%       11.76%       17.43%       10.83%         15.45%        10.31%        14.11%       9.40%
Cum Loss                  16.70%       17.63%       15.83%       16.52%         14.49%        15.87%        13.54%      14.72%
---------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
Loss Severity             50%
Recovery Delay            12 months
Libor                     Forward
Trigger                   Fail
Run to                    Maturity
Defaults are in addition to prepayments

-------------------------------------------------------------------------------------------------------------------------------
                                           100% P&I                                               0% P&I
                      ---------------------------------------------------------------------------------------------------------
                                                          50% FRM PPC                                          50% FRM PPC
                         100% PPC        50% PPC         100% ARM PPC         100% PPC        50% PPC         100% ARM PPC
                      ---------------------------------------------------------------------------------------------------------
                          + 0 bp         +200 bp            +200 bp            + 0 bp         +200 bp           +200 bp
-------------------------------------------------------------------------------------------------------------------------------

DM Break (%)              14.63%         11.43%             12.40%             12.50%          9.39%             10.39%
Cum Loss (%)              17.39%         21.82%             16.79%             15.42%         19.16%             14.70%
WAL (yrs)                 10.08           17.01              13.12             10.52           18.12             13.93
Prin Win                99 to 357      176 to 357         125 to 357         103 to 357     180 to 357         134 to 357
-------------------------------------------------------------------------------------------------------------------------------
Break CDR (%)             14.47%         11.24%             12.17%             12.36%          9.23%             10.20%
Cum Loss (%)              17.25%         21.59%             16.56%             15.28%         18.93%             14.49%
WAL (yrs)                  9.92           16.58              12.75             10.34           17.52             13.53
Prin Win                97 to 357      169 to 357         120 to 357         101 to 357     177 to 357         128 to 357
-------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

                    INTERNAL ONLY

ASSUMPTIONS
Prepay Speed              100% PPC
Recovery Delay            12 months
Libor                     Forward
Trigger                   Fail
Run to                    Maturity
Defaults are in addition to prepayments

DM Break                  CDR at which DM falls below zero
Break CDR                 Bond takes first dollar of principal loss

CLASS M5

---------------------------------------------------------------------------------------------------------------------------------
                                              100% P&I                                              0% P&I
                     ------------------------------------------------------------------------------------------------------------
Libor Shock                      +0                           +200                        +0                       +200
                     ------------------------------------------------------------------------------------------------------------
Severity                  40%             60%           40%          60%           40%          60%          40%          60%
---------------------------------------------------------------------------------------------------------------------------------

DM Break (%)             16.81%         10.66%        15.46%        9.74%        13.88%        9.36%        12.58%       8.48%
Cum Loss (%)             15.42%         16.30%        14.51%        15.16%       13.37%        14.66%       12.40%      13.51%
---------------------------------------------------------------------------------------------------------------------------------
Break CDR (%)            16.60%         10.52%        15.24%        9.60%        13.69%        9.24%        12.39%       8.35%
Cum Loss                 15.28%         16.13%        14.35%        14.98%       13.23%        14.50%       12.25%      13.33%
---------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
Loss Severity             50%
Recovery Delay            12 months
Libor                     Forward
Trigger                   Fail
Run to                    Maturity
Defaults are in addition to prepayments

-------------------------------------------------------------------------------------------------------------------------------
                                                100% P&I                                            0% P&I
                          -----------------------------------------------------------------------------------------------------
                                                           50% FRM PPC                                        50% FRM PPC
                             100% PPC        50% PPC      100% ARM PPC         100% PPC        50% PPC       100% ARM PPC
                          -----------------------------------------------------------------------------------------------------
                             + 0 bp         +200 bp          +200 bp            + 0 bp         +200 bp         +200 bp
-------------------------------------------------------------------------------------------------------------------------------

DM Break (%)                  13.04%         10.43%           10.94%             11.17%          8.60%           9.19%
Cum Loss (%)                  15.93%         20.56%           15.29%             14.11%         18.02%           13.36%
WAL (yrs)                     10.39           17.47            13.67             10.80           18.56           14.39
Prin Win                    102 to 357     177 to 357       131 to 357         106 to 357     184 to 357       140 to 357
-------------------------------------------------------------------------------------------------------------------------------
Break CDR (%)                 12.87%         10.23%           10.70%             11.03%          8.44%           9.00%
Cum Loss (%)                  15.77%         20.30%           15.03%             13.96%         17.79%           13.14%
WAL (yrs)                     10.21           17.00            13.26             10.61           17.91           13.98
Prin Win                    100 to 357     174 to 357       126 to 357         103 to 357     177 to 357       134 to 357
-------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

ASSUMPTIONS
FRM Prepays              2% - 20% CPR months 1 - 10; 20% CPR months thereafter
ARM Prepays              28% CPR
Recovery Delay           12 months
Trigger                  Fail
Run to                   Maturity
Defaults are in addition to prepayments

CLASS M-5                                                              CLASS M-7
                      ----------------------------------------------                -----------------------------------------------
                            Static Libor           Forward Libor                           Static Libor           Forward Libor
--------------------------------------------------------------------   ------------------------------------------------------------
        SEVERITY           30%        40%          30%        40%        SEVERITY         30%         40%         30%         40%
--------------------------------------------------------------------   ------------------------------------------------------------

     CDR Break (%)        25.15%     17.77%       24.55%     17.28%    CDR Break (%)     19.17%     13.91%       18.55%     13.42%
      Cum Loss (%)        14.56%     15.59%       14.35%     15.30%    Cum Loss (%)      12.29%     13.15%       12.03%     12.81%
--------------------------------------------------------------------   ------------------------------------------------------------

CLASS M-6
                      ----------------------------------------------
                            Static Libor            Forward Libor
--------------------------------------------------------------------
        SEVERITY           30%        40%          30%        40%
--------------------------------------------------------------------
     CDR Break (%)        22.17%     15.87%       21.56%     15.38%
      Cum Loss (%)        13.49%     14.43%       13.26%     14.12%
--------------------------------------------------------------------

ASSUMPTIONS
Prepay Rate              150% PPC months 1 - 24; 50% PPC thereafter (loan-age)
Default Rate             4% CDR months 1 - 24; 7% CDR thereafter
Severity                 30%
Recovery Delay           12 months
Trigger                  Fail
Run to                   Maturity
Defaults are in addition to prepayments

---------------------------------------------------------------
                                      FWD +100 BP
CLASS                       CUM LOSS (%)        WAL (YRS)
---------------------------------------------------------------
M-5                            5.39%               7.75
M-6                            5.39%               8.35
M-7                            5.39%               9.02
---------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

ASSUMPTIONS
FRM Prepay Speed                       15% CPR for 24 months, 7% CPR thereafter
2/28 ARM, 6m ARM Prepay Speed          28% CPR for 24 months, 14% CPR thereafter
3/27 ARM, 5/25 ARM Prepay Speed        18% CPR for 24 momths, 9% CPR thereafter
Default Curve                          4% CDR for 24 months, 7% CDR thereafter
Recovery Delay                         12 months
Libor                                  Forward + 100 bp
Severity                               45%
Trigger                                Fail
Run to                                 Maturity
Defaults are in addition to prepayments

Cum Loss                                      11.03%

------------------------------------------------------------
                                              WAL (YRS)
------------------------------------------------------------
                            M-1                  7.06
                            M-2                  7.98
                            M-3                  8.85
                            M-4                  9.57
                            M-5                 10.27
                            M-6                 11.06
                            M-7                 11.99
                            M-8                 13.04
                            M-9                 14.11
                           M-10                 14.89
                           M-11                 16.30
                           M-12                 18.43
                            B-1                  **
                            B-2                  **
------------------------------------------------------------
** B-1 has a partial writedown and B-2 is completely written down

ASSUMPTIONS
FRM Prepay Speed                          2% to 20% CPR over 10 months,
                                          15% CPR thereafter
2/28 ARM, 6m Prepay Speed                 28% CPR
3/27 ARM, 5/25 ARM Prepay Speed           18% CPR
Recovery Delay                            12 months
Severity                                  45%
Trigger                                   Fail
Run to                                    Maturity
Defaults are in addition to prepayments

                                          -----------------------------------
CLASS M-4                                    Static Libor     Forward Libor
-----------------------------------------------------------------------------
              CDR Break (%)                     16.94%           16.42%
                WAL (yrs)                       11.36            11.50
              Cum Loss (%)                      17.86%           17.50%
-----------------------------------------------------------------------------

                                          -----------------------------------
CLASS M-6                                    Static Libor     Forward Libor
-----------------------------------------------------------------------------
              CDR Break (%)                     13.56%           13.04%
                WAL (yrs)                       12.77             12.93
              Cum Loss (%)                      15.37%           14.96%
-----------------------------------------------------------------------------

                                          -----------------------------------
CLASS M-7                                    Static Libor     Forward Libor
-----------------------------------------------------------------------------
              CDR Break (%)                     11.96%           11.45%
                WAL (yrs)                       13.12             13.30
              Cum Loss (%)                      14.06%           13.62%
-----------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

                 INTERNAL ONLY

ASSUMPTIONS
FRM Prepay Speed                                            2% to 20% CPR over
                                                            10 months, 15% CPR
                                                            thereafter
2/28 ARM, 6m Prepay Speed                                   28% CPR
3/27 ARM, 5/25 ARM Prepay Speed                             18% CPR
FRM Default Rate                                            8% CDR
2/28 ARM, 6m ARM Default Rate (w/o IO and w/o Penalty)      10% CDR
2/28 ARM, 6m Default Rate (w IO and w/o Penalty)            16% CDR
2/28 ARM, 6m Default Rate (w/o IO and w Penalty)            16% CDR
2/28 ARM, 6m Default Rate (w IO and w Penalty)              22% CDR
3/27 ARM, 5/25 ARM Default Rate (w/o IO and w/o Penalty)    11% CDR
3/27 ARM, 5/25 ARM (w IO and w/o Penalty)                   17% CDR
3/27 ARM, 5/25 ARM (w/o IO and w Penalty)                   17% CDR
3/27 ARM, 5/25 ARM (w IO and w Penalty)                     23% CDR
Recovery Delay                                              12 months
Libor                                                       Forward + 100 bp
Severity                                                    45%
Trigger                                                     Fail
Run to                                                      Maturity
Defaults are in addition to prepayments

Cum Loss                                                    15.50%

-------------------------------------------------------------------------------
CLASS                                                       WAL (YRS)
-------------------------------------------------------------------------------
M-4                                                           9.46
M-6                                                            **
M-7                                                            **
-------------------------------------------------------------------------------
** M-6 has a partial writedown and M-7 is completely written down

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

PRICE TO DM TABLE
BOND CLASS: A-2D
RUN TO CALL

------------------------------------------------------------------------------------------------------------------------------------
      BEG BAL       INT TYPE      IDX      IDX MGN     ACRU INT     ACT DLY      SETTLE      CALL PCT     FST ACRU DT    FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------

     45,876,000       FLT        LBR1M      0.36%         0            0       9/30/2005       10%         9/30/2005     10/25/2005
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
         PX                75% PPC            100% PPC        125% PPC
---------------------------------------------------------------------------
      99.06250              0.489              0.526            0.572
---------------------------------------------------------------------------
      99.12500              0.480              0.515            0.558
---------------------------------------------------------------------------
      99.18750              0.472              0.504            0.544
---------------------------------------------------------------------------
      99.25000              0.463              0.493            0.530
---------------------------------------------------------------------------
      99.31250              0.454              0.482            0.515
---------------------------------------------------------------------------
      99.37500              0.446              0.471            0.501
---------------------------------------------------------------------------
      99.43750              0.437              0.459            0.487
---------------------------------------------------------------------------
      99.50000              0.429              0.448            0.473
---------------------------------------------------------------------------
      99.56250              0.420              0.437            0.459
---------------------------------------------------------------------------
      99.62500              0.411              0.426            0.445
---------------------------------------------------------------------------
      99.68750              0.403              0.415            0.430
---------------------------------------------------------------------------
      99.75000              0.394              0.404            0.416
---------------------------------------------------------------------------
      99.81250              0.386              0.393            0.402
---------------------------------------------------------------------------
      99.87500              0.377              0.382            0.388
---------------------------------------------------------------------------
      99.93750              0.369              0.371            0.374
---------------------------------------------------------------------------
     100.00000              0.360              0.360            0.360
---------------------------------------------------------------------------
     100.06250              0.351              0.349            0.346
---------------------------------------------------------------------------
     100.12500              0.343              0.338            0.332
---------------------------------------------------------------------------
     100.18750              0.334              0.327            0.318
---------------------------------------------------------------------------
     100.25000              0.326              0.316            0.304
---------------------------------------------------------------------------
     100.31250              0.317              0.305            0.290
---------------------------------------------------------------------------
     100.37500              0.309              0.294            0.276
---------------------------------------------------------------------------
     100.43750              0.300              0.283            0.262
---------------------------------------------------------------------------
     100.50000              0.292              0.272            0.248
---------------------------------------------------------------------------
     100.56250              0.283              0.261            0.234
---------------------------------------------------------------------------
     100.62500              0.275              0.250            0.220
---------------------------------------------------------------------------
     100.68750              0.266              0.239            0.206
---------------------------------------------------------------------------
     100.75000              0.258              0.228            0.192
---------------------------------------------------------------------------
     100.81250              0.249              0.217            0.178
---------------------------------------------------------------------------
     100.87500              0.241              0.207            0.164
---------------------------------------------------------------------------
     100.93750              0.232              0.196            0.150
---------------------------------------------------------------------------
WAL (YRS)                    8.62               6.40            4.86
---------------------------------------------------------------------------
MOD DUR (YRS)                7.08               5.50            4.30
---------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

PRICE TO DM TABLE
BOND CLASS: A-2D
RUN TO MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
    BEG BAL       INT TYPE       IDX      IDX MGN      ACRU INT     ACT DLY      SETTLE      CALL PCT    FST ACRU DT    FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------

   45,876,000       FLT         LBR1M      0.36%          0            0       9/30/2005       10%        9/30/2005     10/25/2005
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
         PX                75% PPC            100% PPC        125% PPC
---------------------------------------------------------------------------
      99.06250              0.528              0.563            0.602
---------------------------------------------------------------------------
      99.12500              0.521              0.554            0.590
---------------------------------------------------------------------------
      99.18750              0.514              0.545            0.579
---------------------------------------------------------------------------
      99.25000              0.506              0.536            0.568
---------------------------------------------------------------------------
      99.31250              0.499              0.527            0.556
---------------------------------------------------------------------------
      99.37500              0.492              0.518            0.545
---------------------------------------------------------------------------
      99.43750              0.485              0.509            0.534
---------------------------------------------------------------------------
      99.50000              0.478              0.500            0.522
---------------------------------------------------------------------------
      99.56250              0.471              0.491            0.511
---------------------------------------------------------------------------
      99.62500              0.464              0.482            0.500
---------------------------------------------------------------------------
      99.68750              0.456              0.473            0.489
---------------------------------------------------------------------------
      99.75000              0.449              0.464            0.477
---------------------------------------------------------------------------
      99.81250              0.442              0.455            0.466
---------------------------------------------------------------------------
      99.87500              0.435              0.446            0.455
---------------------------------------------------------------------------
      99.93750              0.428              0.437            0.443
---------------------------------------------------------------------------
     100.00000              0.421              0.428            0.432
---------------------------------------------------------------------------
     100.06250              0.414              0.419            0.421
---------------------------------------------------------------------------
     100.12500              0.407              0.410            0.410
---------------------------------------------------------------------------
     100.18750              0.400              0.401            0.399
---------------------------------------------------------------------------
     100.25000              0.393              0.392            0.387
---------------------------------------------------------------------------
     100.31250              0.385              0.383            0.376
---------------------------------------------------------------------------
     100.37500              0.378              0.374            0.365
---------------------------------------------------------------------------
     100.43750              0.371              0.366            0.354
---------------------------------------------------------------------------
     100.50000              0.364              0.357            0.343
---------------------------------------------------------------------------
     100.56250              0.357              0.348            0.331
---------------------------------------------------------------------------
     100.62500              0.350              0.339            0.320
---------------------------------------------------------------------------
     100.68750              0.343              0.330            0.309
---------------------------------------------------------------------------
     100.75000              0.336              0.321            0.298
---------------------------------------------------------------------------
     100.81250              0.329              0.312            0.287
---------------------------------------------------------------------------
     100.87500              0.322              0.304            0.276
---------------------------------------------------------------------------
     100.93750              0.315              0.295            0.265
---------------------------------------------------------------------------
WAL (YRS)                   10.98               8.28            6.33
---------------------------------------------------------------------------
MOD DUR (YRS)                8.53               6.78            5.39
---------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

PRICE TO DM TABLE
BOND CLASS: A-2MZ
RUN TO CALL

-----------------------------------------------------------------------------------------------------------------------------------
    BEG BAL      INT TYPE      IDX      IDX MGN      ACRU INT     ACT DLY      SETTLE      CALL PCT    FST ACRU DT    FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------

   54,450,000      FLT        LBR1M      0.32%          0            0       9/30/2005       10%        9/30/2005     10/25/2005
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
         PX                75% PPC            100% PPC        125% PPC
---------------------------------------------------------------------------
      99.06250              0.648              0.741            0.859
---------------------------------------------------------------------------
      99.12500              0.626              0.713            0.823
---------------------------------------------------------------------------
      99.18750              0.604              0.685            0.787
---------------------------------------------------------------------------
      99.25000              0.582              0.657            0.751
---------------------------------------------------------------------------
      99.31250              0.560              0.628            0.715
---------------------------------------------------------------------------
      99.37500              0.538              0.600            0.679
---------------------------------------------------------------------------
      99.43750              0.516              0.572            0.643
---------------------------------------------------------------------------
      99.50000              0.494              0.544            0.607
---------------------------------------------------------------------------
      99.56250              0.472              0.516            0.571
---------------------------------------------------------------------------
      99.62500              0.451              0.488            0.535
---------------------------------------------------------------------------
      99.68750              0.429              0.460            0.499
---------------------------------------------------------------------------
      99.75000              0.407              0.432            0.463
---------------------------------------------------------------------------
      99.81250              0.385              0.404            0.427
---------------------------------------------------------------------------
      99.87500              0.363              0.376            0.391
---------------------------------------------------------------------------
      99.93750              0.342              0.348            0.356
---------------------------------------------------------------------------
     100.00000              0.320              0.320            0.320
---------------------------------------------------------------------------
     100.06250              0.298              0.292            0.284
---------------------------------------------------------------------------
     100.12500              0.277              0.264            0.249
---------------------------------------------------------------------------
     100.18750              0.255              0.236            0.213
---------------------------------------------------------------------------
     100.25000              0.233              0.209            0.178
---------------------------------------------------------------------------
     100.31250              0.212              0.181            0.142
---------------------------------------------------------------------------
     100.37500              0.190              0.153            0.106
---------------------------------------------------------------------------
     100.43750              0.169              0.125            0.071
---------------------------------------------------------------------------
     100.50000              0.147              0.098            0.036
---------------------------------------------------------------------------
     100.56250              0.126              0.070            0.000
---------------------------------------------------------------------------
     100.62500              0.104              0.043           -0.035
---------------------------------------------------------------------------
     100.68750              0.083              0.015           -0.071
---------------------------------------------------------------------------
     100.75000              0.061              -0.013          -0.106
---------------------------------------------------------------------------
     100.81250              0.040              -0.040          -0.141
---------------------------------------------------------------------------
     100.87500              0.019              -0.068          -0.176
---------------------------------------------------------------------------
     100.93750              -0.003             -0.095          -0.212
---------------------------------------------------------------------------
WAL (YRS)                    3.15               2.39            1.83
---------------------------------------------------------------------------
MOD DUR (YRS)                2.79               2.17            1.70
---------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                            [BANC OF AMERICA SECURITIES LOGO OMITTED]

PRICE TO DM TABLE
BOND CLASS: A-2MZ
RUN TO MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
    BEG BAL     INT TYPE      IDX      IDX MGN      ACRU INT      ACT DLY       SETTLE     CALL PCT     FST ACRU DT     FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------

   54,450,000     FLT        LBR1M      0.32%          0             0        9/30/2005      10%         9/30/2005      10/25/2005
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
         PX                75% PPC            100% PPC        125% PPC
---------------------------------------------------------------------------
      99.06250              0.648              0.736            0.847
---------------------------------------------------------------------------
      99.12500              0.627              0.709            0.813
---------------------------------------------------------------------------
      99.18750              0.606              0.683            0.779
---------------------------------------------------------------------------
      99.25000              0.585              0.656            0.745
---------------------------------------------------------------------------
      99.31250              0.564              0.629            0.711
---------------------------------------------------------------------------
      99.37500              0.543              0.602            0.676
---------------------------------------------------------------------------
      99.43750              0.522              0.576            0.642
---------------------------------------------------------------------------
      99.50000              0.501              0.549            0.608
---------------------------------------------------------------------------
      99.56250              0.480              0.522            0.575
---------------------------------------------------------------------------
      99.62500              0.459              0.496            0.541
---------------------------------------------------------------------------
      99.68750              0.438              0.469            0.507
---------------------------------------------------------------------------
      99.75000              0.418              0.443            0.473
---------------------------------------------------------------------------
      99.81250              0.397              0.416            0.439
---------------------------------------------------------------------------
      99.87500              0.376              0.390            0.405
---------------------------------------------------------------------------
      99.93750              0.356              0.363            0.372
---------------------------------------------------------------------------
     100.00000              0.335              0.337            0.338
---------------------------------------------------------------------------
     100.06250              0.314              0.310            0.304
---------------------------------------------------------------------------
     100.12500              0.294              0.284            0.271
---------------------------------------------------------------------------
     100.18750              0.273              0.258            0.237
---------------------------------------------------------------------------
     100.25000              0.252              0.231            0.204
---------------------------------------------------------------------------
     100.31250              0.232              0.205            0.170
---------------------------------------------------------------------------
     100.37500              0.211              0.179            0.137
---------------------------------------------------------------------------
     100.43750              0.191              0.153            0.103
---------------------------------------------------------------------------
     100.50000              0.170              0.127            0.070
---------------------------------------------------------------------------
     100.56250              0.150              0.100            0.037
---------------------------------------------------------------------------
     100.62500              0.129              0.074            0.003
---------------------------------------------------------------------------
     100.68750              0.109              0.048           -0.030
---------------------------------------------------------------------------
     100.75000              0.089              0.022           -0.063
---------------------------------------------------------------------------
     100.81250              0.068              -0.004          -0.096
---------------------------------------------------------------------------
     100.87500              0.048              -0.030          -0.129
---------------------------------------------------------------------------
     100.93750              0.028              -0.056          -0.163
---------------------------------------------------------------------------
WAL (YRS)                    3.37               2.56            1.96
---------------------------------------------------------------------------
MOD DUR (YRS)                2.93               2.29            1.80
---------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

ASSUMPTIONS
                         Fixed            ARM             Fwd Libor
Scenario 1               23 HEP           40 CPR          +200
Scenario 2               35 HEP           55 CPR          +200
Scenario 3               15 HEP           30 CPR          +200
Scenario 4               15 HEP           55 CPR          +300
Scenario 5               35 HEP           55 CPR          -100

Loss Severity            60%
Recovery Delay           12 months
Trigger                  Fail
Run to                   Maturity
Defaults are in addition to prepayments

CLASS M-4

------------------------------------------------------------------------------------------------------------
                            Scenario 1      Scenario 2       Scenario 3      Scenario 4       Scenario 5
------------------------------------------------------------------------------------------------------------

     CDR Break (%)            13.36%          17.98%           11.00%          14.98%           17.55%
      Cum Loss (%)            14.78%          13.60%           16.55%          13.90%           13.33%
       WAL (Yrs)               9.12            6.06            12.49            9.69             6.15
         DM (%)                0.70            0.70             0.70            0.52             0.76
     Mod Dur (Yrs)             6.44            4.74             7.95            6.40             5.31
------------------------------------------------------------------------------------------------------------

CLASS M-5

------------------------------------------------------------------------------------------------------------
                            Scenario 1      Scenario 2       Scenario 3      Scenario 4       Scenario 5
------------------------------------------------------------------------------------------------------------

     CDR Break (%)            11.60%          15.47%           9.69%           12.72%           15.11%
      Cum Loss (%)            13.19%          11.97%           15.01%          12.24%           11.73%
       WAL (Yrs)               9.44            6.28            12.89            10.38            6.37
         DM (%)                0.75            0.73             0.75            0.53             0.77
     Mod Dur (Yrs)             6.59            4.87             8.09            6.69             5.47
------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         INVESTOR                 BONDS              DETAILS        DONE        COMFORTED
       DAY 1
   1   Declaration            M2,M5,M6,M8,M9          Breaks          Y              Y
   2   PIMCO                     A2A,A2B               WAL            Y              Y
   3   Blackrock                   A2A                 WAL            Y              Y
   4   Eurohypo                  M5,M6,M7             Breaks          Y              Y
   5   Munich Re                    M1                Breaks          Y              N
   6   Winter                   M3,M10,M11        Breaks,XS,AFC       Y              N
   7   Dynamic                   M3,M4,M5             Breaks          Y        Internal Only
       DAY 2
   11  Princeton                  M8,M9             Breaks, XS
   12
   13

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

DM TO PRICE TABLE
BOND CLASS: M-12
RUN AT 100% PPC TO CALL

--------------------------------------------------------------------------------------------------------------------------
    BEG BAL        IDX       IDX MGN      ACRU INT     ACT DLY      SETTLE      CALL PCT     FST ACRU DT     FST PMT DT
--------------------------------------------------------------------------------------------------------------------------

   9,063,000      LBR1M       2.50%          0            0       9/30/2005       10%         9/30/2005      10/25/2005
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------
       DM (%)               PX
--------------------------------------
        9.00             78.18178
--------------------------------------
        9.10             77.89367
--------------------------------------
        9.20             77.60685
--------------------------------------
        9.30             77.32131
--------------------------------------
        9.40             77.03704
--------------------------------------
        9.50             76.75403
--------------------------------------
        9.60             76.47229
--------------------------------------
        9.70             76.19179
--------------------------------------
        9.80             75.91254
--------------------------------------
        9.90             75.63454
--------------------------------------
       10.00             75.35776
--------------------------------------
       10.10             75.08222
--------------------------------------
       10.20             74.80789
--------------------------------------
       10.30             74.53478
--------------------------------------
       10.40             74.26288
--------------------------------------
       10.50             73.99219
--------------------------------------
       10.60             73.72269
--------------------------------------
       10.70             73.45439
--------------------------------------
       10.80             73.18727
--------------------------------------
       10.90             72.92133
--------------------------------------
       11.00             72.65656
--------------------------------------
     WAL (YRS)             4.45
--------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

ASSUMPTIONS
Libor                        Static
Trigger                      Fail
Run to                       Maturity

                             -------------------------------------------------
                                                    M1
------------------------------------------------------------------------------
                                 50% PPC          75% PPC        100% PPC
------------------------------------------------------------------------------
WAL (Yrs)                          9.17            6.19            4.64
Mod Dur (Yrs)                      7.42            5.32            4.12
------------------------------------------------------------------------------

ASSUMPTIONS
Prepay Speed                 75% FRM PPC; 100% ARM PPC
Default Curve                0 for months 1-6, 0.25X for 7-12, 0.50X for 13-24,
                             0.75X for 25-36, X for 37-47, 0.67X thereafter
Loss Severity                50%
Recovery Delay               12 months
Libor                        Forward
Trigger                      Fail
Run to                       Maturity
Defaults are in addition to prepayments

----------------------------------------------
                                    M1
----------------------------------------------
CDR Break (X)                     49.21%
Cum Loss (%)                      23.25%
----------------------------------------------

ASSUMPTIONS
Prepay Speed                 75% FRM PPC; 100% ARM PPC
Default Curve                0.25X for months 1-6, 0.50X for 7-12,
                             0.75X for 13-24, X for 25-47, 0.67X thereafter
Loss Severity                50%
Recovery Delay               12 months
Libor                        Forward
Trigger                      Fail
Run to                       Maturity
Defaults are in addition to prepayments

----------------------------------------------
                                    M1
----------------------------------------------
CDR Break (X)                     34.29%
Cum Loss (%)                      23.89%
----------------------------------------------

ASSUMPTIONS
Prepay Speed                 75% FRM PPC; 100% ARM PPC
Default Curve                0.25X for months 1-6, 0.50X for 7-12,
                             0.75X for 13-24, X for 25-47, 0.67X thereafter
Loss Severity                70%
Recovery Delay               12 months
Libor                        Forward
Trigger                      Fail
Run to                       Maturity
Defaults are in addition to prepayments

----------------------------------------------
                                    M1
----------------------------------------------
CDR Break (X)                     21.76%
Cum Loss (%)                      24.88%
----------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

ASSUMPTIONS
Run to                  Call
Libor                   Static

CLASS A-2A

----------------------------------------------------------------------------------------------------------------------------
                                                                       CPR
----------------------------------------------------------------------------------------------------------------------------
                                 5%                  10%                 15%                20%                25%
----------------------------------------------------------------------------------------------------------------------------

       WAL (Yrs)                3.43                1.78                 1.18               0.88               0.69
   Principal Window            1 to 87             1 to 46             1 to 30            1 to 22            1 to 18
----------------------------------------------------------------------------------------------------------------------------

CLASS A-2B

----------------------------------------------------------------------------------------------------------------------------
                                                                       CPR
----------------------------------------------------------------------------------------------------------------------------
                                 5%                  10%                 15%                20%                25%
----------------------------------------------------------------------------------------------------------------------------

       WAL (Yrs)                9.02                4.80                 3.18               2.34               1.83
   Principal Window           87 to 131           46 to 71             30 to 47           22 to 35           18 to 27
----------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

ASSUMPTIONS
Severity                  60%
Recovery Delay            12 months
Libor                     Forward
Trigger                   Fail
Run to                    Maturity
Defaults are in addition to prepayments

CLASS M-8

------------------------------------------------------------------------------------------------------------------------------------
                           +0 bp                       +100 bp                      +200 bp                      +300 bp
Loss Severity   75% PPC  100% PPC  125% PPC  75% PPC  100% PPC  125% PPC  75% PPC  100% PPC  125% PPC  75% PPC  100% PPC   125% PPC
------------------------------------------------------------------------------------------------------------------------------------

CDR Break (%)    7.50%     7.55%     7.67%    7.00%     7.10%     7.31%     6.48%     6.65%    6.97%     5.84%     6.22%     6.75%
Cum Loss (%)    15.01%    12.23%    10.43%   14.19%    11.61%    10.00%    13.33%    10.97%    9.58%    12.22%    10.35%     9.31%
DM (%)           1.61      1.61      1.66     1.59      1.61      1.60      1.50      1.51     1.48      1.38      1.40      1.36
WAL (years)     15.21     12.26     10.01    15.40     12.36     10.08     15.61     12.49    10.13     15.85     12.58     10.15
------------------------------------------------------------------------------------------------------------------------------------

CLASS M-9

------------------------------------------------------------------------------------------------------------------------------------
                           +0 bp                       +100 bp                      +200 bp                      +300 bp
Loss Severity   75% PPC  100% PPC  125% PPC  75% PPC  100% PPC  125% PPC  75% PPC  100% PPC  125% PPC  75% PPC  100% PPC   125% PPC
------------------------------------------------------------------------------------------------------------------------------------

CDR Break (%)    6.90%     6.82%     6.83%    6.41%     6.38%     6.47%     5.89%    5.93%     6.12%     5.25%     5.51%     5.91%
Cum Loss (%)    14.02%    11.21%     9.40%   13.20%    10.58%     8.96%    12.30%    9.92%     8.52%    11.16%     9.30%     8.25%
DM (%)           2.19      2.25      2.26     2.13      2.18      2.17      2.04     2.08      2.08      1.89      1.87      1.83
WAL (years)     15.73     12.73     10.43    15.93     12.85     10.50     16.13    12.98     10.55     16.37     13.12     10.60
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

EXCESS SPREAD ASSUMPTIONS
Prepay speed               100% PPC
Libor                      Forward

----------------------------------------------------       ---------------------------------------------------
                  DATE     +100 BP      + 200 BP                             DATE     +100 BP      + 200 BP
----------------------------------------------------       ---------------------------------------------------

         1     10/25/2005    2.70%        2.67%                     89     2/25/2013    4.00%        3.66%
         2     11/25/2005    1.94%        1.98%                     90     3/25/2013    4.62%        4.37%
         3     12/25/2005    1.94%        1.97%                     91     4/25/2013    4.02%        3.68%
         4      1/25/2006    1.92%        1.99%                     92     5/25/2013    4.24%        3.92%
         5      2/25/2006    1.92%        2.03%                     93     6/25/2013    4.05%        3.70%
         6      3/25/2006    1.94%        1.93%                     94     7/25/2013    4.26%        3.94%
         7      4/25/2006    1.89%        2.00%                     95     8/25/2013    4.07%        3.72%
         8      5/25/2006    1.89%        1.92%                     96     9/25/2013    4.08%        3.73%
         9      6/25/2006    1.86%        2.02%                     97    10/25/2013    4.30%        3.98%
        10      7/25/2006    1.86%        1.89%                     98    11/25/2013    4.11%        3.76%
        11      8/25/2006    1.83%        1.99%                     99    12/25/2013    4.32%        4.00%
        12      9/25/2006    1.81%        2.01%                    100     1/25/2014    4.14%        3.79%
        13     10/25/2006    1.81%        1.82%                    101     2/25/2014    4.16%        3.81%
        14     11/25/2006    1.78%        1.95%                    102     3/25/2014    4.76%        4.50%
        15     12/25/2006    1.78%        1.79%                    103     4/25/2014    4.20%        3.85%
        16      1/25/2007    1.73%        1.93%                    104     5/25/2014    4.41%        4.09%
        17      2/25/2007    1.71%        1.91%                    105     6/25/2014    4.23%        3.89%
        18      3/25/2007    1.78%        1.68%                    106     7/25/2014    4.44%        4.13%
        19      4/25/2007    1.66%        1.88%                    107     8/25/2014    4.27%        3.93%
        20      5/25/2007    1.66%        1.69%                    108     9/25/2014    4.29%        3.95%
        21      6/25/2007    1.61%        1.83%                    109    10/25/2014    4.50%        4.18%
        22      7/25/2007    3.01%        2.22%                    110    11/25/2014    4.33%        3.99%
        23      8/25/2007    2.82%        2.02%                    111    12/25/2014    4.54%        4.23%
        24      9/25/2007    2.79%        1.99%                    112     1/25/2015    4.38%        4.04%
        25     10/25/2007    3.03%        2.23%                    113     2/25/2015    4.40%        4.06%
        26     11/25/2007    2.85%        2.04%                    114     3/25/2015    4.97%        4.72%
        27     12/25/2007    2.99%        2.19%                    115     4/25/2015    4.45%        4.12%
        28      1/25/2008    3.53%        2.70%                    116     5/25/2015    4.66%        4.35%
        29      2/25/2008    3.51%        2.67%                    117     6/25/2015    4.51%        4.18%
        30      3/25/2008    3.82%        3.04%                    118     7/25/2015    4.71%        4.41%
        31      4/25/2008    3.46%        2.62%                    119     8/25/2015    4.56%        4.24%
        32      5/25/2008    3.61%        2.80%                    120     9/25/2015    4.59%        4.27%
        33      6/25/2008    3.43%        2.58%                    121    10/25/2015    4.79%        4.50%
        34      7/25/2008    4.30%        3.51%                    122    11/25/2015    4.65%        4.33%
        35      8/25/2008    4.10%        3.28%                    123    12/25/2015    4.85%        4.56%
        36      9/25/2008    4.08%        3.25%                    124     1/25/2016    4.71%        4.40%
        37     10/25/2008    4.30%        3.50%                    125     2/25/2016    4.74%        4.43%
        38     11/25/2008    4.17%        3.35%                    126     3/25/2016    5.11%        4.85%
        39     12/25/2008    4.37%        3.57%                    127     4/25/2016    4.81%        4.51%
        40      1/25/2009    4.31%        4.05%                    128     5/25/2016    5.01%        4.74%
        41      2/25/2009    4.30%        4.05%                    129     6/25/2016    4.89%        4.59%
        42      3/25/2009    4.82%        4.64%                    130     7/25/2016    5.09%        4.82%
        43      4/25/2009    4.30%        4.04%                    131     8/25/2016    4.97%        4.68%
        44      5/25/2009    4.47%        4.23%                    132     9/25/2016    5.01%        4.73%
        45      6/25/2009    4.30%        4.04%                    133    10/25/2016    5.21%        4.95%
        46      7/25/2009    4.55%        4.40%                    134    11/25/2016    5.10%        4.82%
        47      8/25/2009    4.37%        4.19%                    135    12/25/2016    5.29%        5.05%
        48      9/25/2009    4.36%        4.18%                    136     1/25/2017    5.19%        4.93%
        49     10/25/2009    4.40%        4.25%                    137     2/25/2017    5.24%        4.98%
        50     11/25/2009    4.21%        4.03%                    138     3/25/2017    5.72%        5.54%
        51     12/25/2009    4.19%        3.89%                    139     4/25/2017    5.34%        5.10%
        52      1/25/2010    4.06%        3.74%                    140     5/25/2017    5.54%        5.32%
        53      2/25/2010    4.05%        3.73%                    141     6/25/2017    5.45%        5.22%
        54      3/25/2010    4.66%        4.43%                    142     7/25/2017    5.65%        5.45%
        55      4/25/2010    4.04%        3.71%                    143     8/25/2017    5.57%        5.36%
        56      5/25/2010    4.23%        3.93%                    144     9/25/2017    5.63%        5.43%
        57      6/25/2010    4.02%        3.69%                    145    10/25/2017    5.83%        5.65%
        58      7/25/2010    4.41%        4.12%                    146    11/25/2017    5.76%        5.57%
        59      8/25/2010    4.20%        3.87%                    147    12/25/2017    5.96%        5.80%
        60      9/25/2010    4.19%        3.86%                    148     1/25/2018    5.90%        5.73%
        61     10/25/2010    4.42%        4.12%                    149     2/25/2018    5.98%        5.82%
        62     11/25/2010    4.21%        3.88%                    150     3/25/2018    6.40%        6.31%
        63     12/25/2010    4.41%        4.10%                    151     4/25/2018    6.13%        5.99%
        64      1/25/2011    4.24%        3.91%                    152     5/25/2018    6.32%        6.21%
        65      2/25/2011    4.23%        3.90%                    153     6/25/2018    6.29%        6.18%
        66      3/25/2011    4.83%        4.60%                    154     7/25/2018    6.48%        6.40%
        67      4/25/2011    4.22%        3.89%                    155     8/25/2018    6.47%        6.38%
        68      5/25/2011    4.42%        4.12%                    156     9/25/2018    6.56%        6.48%
        69      6/25/2011    4.21%        3.88%                    157    10/25/2018    6.75%        6.70%
        70      7/25/2011    4.46%        4.16%                    158    11/25/2018    6.76%        6.70%
        71      8/25/2011    4.26%        3.92%                    159    12/25/2018    6.94%        6.92%
        72      9/25/2011    4.25%        3.92%                    160     1/25/2019    6.96%        6.94%
        73     10/25/2011    4.45%        4.15%                    161     2/25/2019    7.07%        7.06%
        74     11/25/2011    4.26%        3.92%                    162     3/25/2019    7.41%        7.45%
        75     12/25/2011    4.46%        4.15%                    163     4/25/2019    7.30%        7.32%
        76      1/25/2012    4.29%        3.95%                    164     5/25/2019    7.48%        7.53%
        77      2/25/2012    4.29%        3.95%                    165     6/25/2019    7.54%        7.59%
        78      3/25/2012    4.69%        4.41%                    166     7/25/2019    7.72%        7.81%
        79      4/25/2012    3.92%        3.58%                    167     8/25/2019    7.80%        7.89%
        80      5/25/2012    4.14%        3.83%                    168     9/25/2019    7.93%        8.04%
        81      6/25/2012    3.94%        3.59%                    169    10/25/2019    8.12%        8.26%
        82      7/25/2012    4.15%        3.84%                    170    11/25/2019    8.21%        8.37%
        83      8/25/2012    3.95%        3.61%                    171    12/25/2019    8.40%        8.58%
        84      9/25/2012    3.96%        3.62%                    172     1/25/2020    8.52%        8.71%
        85     10/25/2012    4.17%        3.86%                    173     2/25/2020    8.67%        8.89%
        86     11/25/2012    3.98%        3.63%                    174     3/25/2020    8.87%        9.12%
        87     12/25/2012    4.19%        3.88%                    175     4/25/2020    9.00%        9.27%
        88      1/25/2013    4.00%        3.65%                    176     5/25/2020    9.18%        9.48%
----------------------------------------------------       ---------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

ASSUMPTIONS
Recovery Delay          6 months
Trigger                 Fail
Libor                   Forward
Run to                  Maturity
Defaults are in addition to prepayments

CLASS M-3

---------------------------------------------------------------------------------------------------------------
Loss Severity                                                 50%
                  ---------------------------------------------------------------------------------------------
Libor Shock                         + 0 bp                                        + 200 bp
                  ---------------------------------------------------------------------------------------------
                    50% PPC   100% PPC   150% PPC     40% CPR     50% PPC    100% PPC    150% PPC    40% CPR
---------------------------------------------------------------------------------------------------------------

CDR Break (%)       13.75%     16.36%     19.20%      21.65%      12.44%      15.52%      19.12%     22.25%
Cum Loss (%)        24.42%     18.90%     16.57%      16.16%      23.02%      18.19%      16.51%     16.50%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Loss Severity                                             60%
                  ---------------------------------------------------------------------------------------
Libor Shock                          + 0 bp                                     + 200 bp
                  ---------------------------------------------------------------------------------------
                   50% PPC    100% PPC    150% PPC    40% CPR    50% PPC   100% PPC   150% PPC   40% CPR
---------------------------------------------------------------------------------------------------------

CDR Break (%)      11.16%      13.29%      15.64%     17.51%     10.07%     12.53%     15.47%    17.86%
Cum Loss (%)       25.75%      19.40%      16.80%     16.44%     24.11%     18.54%     16.65%    16.70%
---------------------------------------------------------------------------------------------------------

CLASS M-10

---------------------------------------------------------------------------------------------------------------
Loss Severity                                                 50%
                  ---------------------------------------------------------------------------------------------
Libor Shock                          + 0 bp                                        + 200 bp
                  ---------------------------------------------------------------------------------------------
                    50% PPC   100% PPC   150% PPC     40% CPR     50% PPC    100% PPC    150% PPC    40% CPR
---------------------------------------------------------------------------------------------------------------

CDR Break (%)        7.82%      7.36%      7.27%       7.83%       6.76%       6.44%      6.91%       7.95%
Cum Loss (%)        16.81%      9.98%      7.14%       6.92%      15.13%       8.89%      6.81%       7.01%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Loss Severity                                                 60%
                  ---------------------------------------------------------------------------------------
Libor Shock                          + 0 bp                                      + 200 bp
                  ---------------------------------------------------------------------------------------
                   50% PPC    100% PPC    150% PPC    40% CPR    50% PPC   100% PPC   150% PPC   40% CPR
---------------------------------------------------------------------------------------------------------

CDR Break (%)       6.55%       6.14%       6.05%      6.52%      5.67%     5.34%       5.72%     6.58%
Cum Loss (%)       17.69%      10.23%       7.23%      7.04%     15.86%     9.04%       6.86%     7.10%
---------------------------------------------------------------------------------------------------------

CLASS M-11

---------------------------------------------------------------------------------------------------------------
Loss Severity                                                 50%
                  ---------------------------------------------------------------------------------------------
Libor Shock                          + 0 bp                                        + 200 bp
                  ---------------------------------------------------------------------------------------------
                    50% PPC   100% PPC   150% PPC     40% CPR     50% PPC    100% PPC    150% PPC    40% CPR
---------------------------------------------------------------------------------------------------------------

CDR Break (%)        7.57%      6.85%      6.60%       7.07%       6.57%       5.93%      6.23%       7.17%
Cum Loss (%)        16.42%      9.38%      6.53%       6.31%      14.81%       8.27%      6.19%       6.39%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Loss Severity                                                 60%
                  ---------------------------------------------------------------------------------------
Libor Shock                          + 0 bp                                     + 200 bp
                  ---------------------------------------------------------------------------------------
                   50% PPC    100% PPC    150% PPC    40% CPR    50% PPC   100% PPC   150% PPC   40% CPR
---------------------------------------------------------------------------------------------------------

CDR Break (%)       6.35%       5.72%       5.50%      5.90%      5.50%     4.94%       5.17%     5.95%
Cum Loss (%)       17.27%       9.61%       6.62%      6.42%     15.48%     8.43%       6.24%     6.47%
---------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-WMC1                           [BANC OF AMERICA SECURITIES LOGO OMITTED]

AFC ASSUMPTIONS (MEZZ)                                   EXCESS SPREAD ASSUMPTIONS
FRM Prepay speed          50% FRM PPC                    Prepay speed        100% PPC
ARM Prepay speed          150% ARM PPC                   Default Rate        5 CDR
Libor                     Forward                        Loss Severity       50%
Run To Call                                              Recovery Delay      0 months
Includes Swap Agreement payments but excludes            Trigger             Fail
excess spread for Basis Risk Shortfalls                  Libor               Forward
                                                         Defaults are in addition to prepayments

-------------------------------      ----------------------------------------      -----------------------------------------------
              DATE        AFC                    DATE       +0 BP   + 200 BP                       DATE        +0 BP    + 200 BP
-------------------------------      ----------------------------------------      -----------------------------------------------

      1    10/25/2005    7.48%           1    10/25/2005    2.73%     2.67%               76     1/25/2012     2.48%      1.85%
      2    11/25/2005    6.17%           2    11/25/2005    1.95%     1.98%               77     2/25/2012     2.45%      1.81%
      3    12/25/2005    6.36%           3    12/25/2005    1.95%     1.98%               78     3/25/2012     2.90%      2.38%
      4     1/25/2006    6.32%           4     1/25/2006    1.93%     2.00%               79     4/25/2012     2.40%      1.75%
      5     2/25/2006    6.42%           5     2/25/2006    1.92%     2.05%               80     5/25/2012     2.60%      2.01%
      6     3/25/2006    6.72%           6     3/25/2006    1.96%     1.95%               81     6/25/2012     2.34%      1.67%
      7     4/25/2006    6.43%           7     4/25/2006    1.90%     2.03%               82     7/25/2012     2.55%      1.95%
      8     5/25/2006    6.59%           8     5/25/2006    1.91%     1.96%               83     8/25/2012     2.29%      1.61%
      9     6/25/2006    6.52%           9     6/25/2006    1.88%     2.07%               84     9/25/2012     2.26%      1.58%
     10     7/25/2006    6.64%          10     7/25/2006    1.88%     1.94%               85    10/25/2012     2.47%      1.85%
     11     8/25/2006    6.53%          11     8/25/2006    1.86%     2.04%               86    11/25/2012     2.20%      1.51%
     12     9/25/2006    6.58%          12     9/25/2006    1.84%     2.07%               87    12/25/2012     2.43%      1.78%
     13    10/25/2006    6.66%          13    10/25/2006    1.86%     1.87%               88     1/25/2013     2.19%      1.47%
     14    11/25/2006    6.59%          14    11/25/2006    1.83%     2.02%               89     2/25/2013     2.19%      1.46%
     15    12/25/2006    6.71%          15    12/25/2006    1.84%     1.85%               90     3/25/2013     2.91%      2.36%
     16     1/25/2007    6.65%          16     1/25/2007    1.81%     2.01%               91     4/25/2013     2.19%      1.44%
     17     2/25/2007    6.68%          17     2/25/2007    1.79%     2.01%               92     5/25/2013     2.43%      1.73%
     18     3/25/2007    7.01%          18     3/25/2007    1.88%     1.73%               93     6/25/2013     2.20%      1.42%
     19     4/25/2007    6.73%          19     4/25/2007    1.77%     1.98%               94     7/25/2013     2.44%      1.72%
     20     5/25/2007    6.86%          20     5/25/2007    1.79%     1.79%               95     8/25/2013     2.21%      1.42%
     21     6/25/2007    6.79%          21     6/25/2007    1.74%     1.94%               96     9/25/2013     2.22%      1.42%
     22     7/25/2007    8.71%          22     7/25/2007    3.77%     2.19%               97    10/25/2013     2.47%      1.72%
     23     8/25/2007    8.45%          23     8/25/2007    3.60%     1.99%               98    11/25/2013     2.24%      1.41%
     24     9/25/2007    8.45%          24     9/25/2007    3.58%     1.96%               99    12/25/2013     2.49%      1.71%
     25    10/25/2007    8.66%          25    10/25/2007    3.79%     2.20%              100     1/25/2014     2.26%      1.41%
     26    11/25/2007    8.41%          26    11/25/2007    3.64%     2.00%              101     2/25/2014     2.28%      1.41%
     27    12/25/2007    8.65%          27    12/25/2007    3.76%     2.16%              102     3/25/2014     2.99%      2.31%
     28     1/25/2008    8.95%          28     1/25/2008    4.30%     2.66%              103     4/25/2014     2.31%      1.44%
     29     2/25/2008    8.94%          29     2/25/2008    4.29%     2.64%              104     5/25/2014     2.57%      1.72%
     30     3/25/2008    9.46%          30     3/25/2008    4.55%     2.99%              105     6/25/2014     2.38%      1.48%
     31     4/25/2008    8.90%          31     4/25/2008    4.25%     2.58%              106     7/25/2014     2.65%      1.76%
     32     5/25/2008    9.15%          32     5/25/2008    4.37%     2.75%              107     8/25/2014     2.47%      1.56%
     33     6/25/2008    8.88%          33     6/25/2008    4.22%     2.54%              108     9/25/2014     2.52%      1.61%
     34     7/25/2008    9.24%          34     7/25/2008    4.50%     3.45%              109    10/25/2014     2.80%      1.86%
     35     8/25/2008    8.95%          35     8/25/2008    4.33%     3.23%              110    11/25/2014     2.63%      1.71%
     36     9/25/2008    8.93%          36     9/25/2008    4.31%     3.20%              111    12/25/2014     2.91%      1.93%
     37    10/25/2008    9.16%          37    10/25/2008    4.49%     3.44%              112     1/25/2015     2.75%      1.81%
     38    11/25/2008    8.87%          38    11/25/2008    4.33%     3.22%              113     2/25/2015     2.82%      1.87%
     39    12/25/2008    9.12%          39    12/25/2008    4.45%     3.40%              114     3/25/2015     3.52%      2.63%
     40     1/25/2009    8.83%          40     1/25/2009    4.28%     3.86%              115     4/25/2015     2.96%      1.99%
     41     2/25/2009    8.81%          41     2/25/2009    4.26%     3.84%              116     5/25/2015     3.24%      2.17%
     42     3/25/2009    9.63%          42     3/25/2009    4.68%     4.42%              117     6/25/2015     3.11%      2.12%
     43     4/25/2009    8.76%          43     4/25/2009    4.21%     3.79%              118     7/25/2015     3.39%      2.28%
     44     5/25/2009    9.00%          44     5/25/2009    4.34%     3.97%              119     8/25/2015     3.28%      2.26%
     45     6/25/2009    8.72%          45     6/25/2009    4.16%     3.75%              120     9/25/2015     3.36%      2.34%
     46     7/25/2009    8.99%          46     7/25/2009    4.36%     4.11%              121    10/25/2015     3.65%      2.47%
     47     8/25/2009    8.71%          47     8/25/2009    4.18%     3.88%              122    11/25/2015     3.55%      2.50%
     48     9/25/2009    8.69%          48     9/25/2009    4.15%     3.85%              123    12/25/2015     3.84%      2.61%
     49    10/25/2009    8.95%          49    10/25/2009    4.16%     3.92%              124     1/25/2016     3.76%      2.67%
     50    11/25/2009    8.67%          50    11/25/2009    3.97%     3.68%              125     2/25/2016     3.87%      2.76%
     51    12/25/2009    8.84%          51    12/25/2009    4.04%     3.46%              126     3/25/2016     4.33%      3.11%
     52     1/25/2010    8.57%          52     1/25/2010    3.91%     3.27%              127     4/25/2016     4.10%      2.96%
     53     2/25/2010    8.55%          53     2/25/2010    3.88%     3.24%              128     5/25/2016     4.38%      3.06%
     54     3/25/2010    9.44%          54     3/25/2010    4.41%     3.97%              129     6/25/2016     4.33%      3.17%
     55     4/25/2010    8.50%          55     4/25/2010    3.82%     3.18%              130     7/25/2016     4.61%      3.28%
     56     5/25/2010    8.76%          56     5/25/2010    3.97%     3.40%              131     8/25/2016     4.58%      3.40%
     57     6/25/2010    8.46%          57     6/25/2010    3.75%     3.11%              132     9/25/2016     4.71%      3.52%
     58     7/25/2010    8.79%          58     7/25/2010    4.09%     3.53%              133    10/25/2016     4.99%      3.65%
     59     8/25/2010    8.49%          59     8/25/2010    3.87%     3.24%              134    11/25/2016     4.99%      3.79%
     60     9/25/2010    8.46%          60     9/25/2010    3.83%     3.20%              135    12/25/2016     5.27%      3.92%
     61    10/25/2010    8.72%          61    10/25/2010    4.02%     3.45%              136     1/25/2017     5.28%      4.07%
     62    11/25/2010    8.42%          62    11/25/2010    3.79%     3.16%              137     2/25/2017     5.44%      4.22%
     63    12/25/2010    8.68%          63    12/25/2010    3.95%     3.38%              138     3/25/2017     5.96%      4.68%
     64     1/25/2011    8.39%          64     1/25/2011    3.75%     3.13%              139     4/25/2017     5.77%      4.54%
     65     2/25/2011    8.37%          65     2/25/2011    3.71%     3.10%              140     5/25/2017     6.05%      4.71%
     66     3/25/2011    9.24%          66     3/25/2011    4.27%     3.84%              141     6/25/2017     6.12%      4.89%
     67     4/25/2011    8.33%          67     4/25/2011    3.64%     3.02%              142     7/25/2017     6.40%      5.07%
     68     5/25/2011    8.59%          68     5/25/2011    3.81%     3.25%              143     8/25/2017     6.50%      5.26%
     69     6/25/2011    8.29%          69     6/25/2011    3.58%     2.95%              144     9/25/2017     6.70%      5.46%
     70     7/25/2011    8.56%          70     7/25/2011    2.99%     2.44%              145    10/25/2017     6.98%      5.67%
     71     8/25/2011    8.27%          71     8/25/2011    2.71%     2.09%              146    11/25/2017     7.12%      5.89%
     72     9/25/2011    8.25%          72     9/25/2011    2.65%     2.03%              147    12/25/2017     7.40%      6.11%
     73    10/25/2011    8.51%          73    10/25/2011    2.83%     2.27%              148     1/25/2018     7.57%      6.35%
-------------------------------         74    11/25/2011    2.55%     1.92%              149     2/25/2018     7.81%      6.59%
                                        75    12/25/2011    2.73%     2.16%              150     3/25/2018     8.17%      6.96%
                                     -----------------------------------------       ---------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the material), is for your private information and Banc of
America Securities LLC (the Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the
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DEAL NAME HERE
*** PLEASE FILL IN THE WAL'S & WINDOWS FOR THE BOTTOM 3 SCENARIOS (ONLY) ***

                                                                TRANCHE, RATINGS

NO PREPAY STRESS
                                        FWD LIBOR/SWAP SHIFT    FORWARD LIBOR            +200BP
                                          PREPAY ASSUMPTIONS   1.00x Base Case       1.00x Base Case

LOSS SEVERITY: 40%
RECOVERY DELAY: 12 MONTHS
                                              CDR - DM Break        21.30%                19.94%
                                      % Cum Loss Yield Break        18.20%                17.40%
                                  CDR - 1st $ Principal Loss        21.08%                19.71%
                             % Cum Loss 1st $ Principal Loss        18.07%                17.26%

LOSS SEVERITY: 60%
RECOVERY DELAY: 12 MONTHS
                                              CDR - DM Break        13.16%                12.23%
                                      % Cum Loss Yield Break        19.25%                18.19%
                                  CDR - 1st $ Principal Loss        13.02%                12.08%
                             % Cum Loss 1st $ Principal Loss        19.10%                18.02%

LOSS SEVERITY: 40%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
                                              CDR - DM Break        17.46%                16.09%
                                      % Cum Loss Yield Break        15.85%                14.94%
                                  CDR - 1st $ Principal Loss        17.26%                15.89%
                             % Cum Loss 1st $ Principal Loss        15.72%                14.80%

LOSS SEVERITY: 60%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
                                              CDR - DM Break        11.53%                10.61%
                                      % Cum Loss Yield Break        17.36%                16.25%
                                  CDR - 1st $ Principal Loss        11.39%                10.47%
                             % Cum Loss 1st $ Principal Loss        17.19%                16.08%

----------------------------------------------------------------------------------------------------------------------------

                                        FWD LIBOR/SWAP SHIFT     FORWARD LIBOR            +200BP             +200BP
                                          PREPAY ASSUMPTIONS    1.00x Base Case       0.50x Base Case      Fixed - 50%
                                                                                                         Floating - 100%

LOSS SEVERITY: 50%
RECOVERY DELAY: 12 MONTHS
                                              CDR - DM Break        16.27%                12.49%                13.92%
                                      % Cum Loss Yield Break        18.82%                23.07%                18.26%
                                               Average Life:         9.02                  15.42                 11.44
                                             Window (Dates):       87 to 357            153 to 357            106 to 357
                                  CDR - 1st $ Principal Loss        16.09%                12.27%                13.68%
                             % Cum Loss 1st $ Principal Loss        18.67%                22.82%                18.03%
                                               Average Life:         8.92                  15.10                 11.22
                                             Window (Dates):       86 to 357            148 to 357            103 to 357

LOSS SEVERITY: 50%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
                                              CDR - DM Break        13.87%                10.22%                11.63%
                                      % Cum Loss Yield Break        16.71%                20.28%                16.01%
                                               Average Life:         9.45                  16.50                 12.24
                                             Window (Dates):       91 to 357            166 to 357            113 to 357
                                  CDR - 1st $ Principal Loss        13.72%                10.03%                11.43%
                             % Cum Loss 1st $ Principal Loss        16.57%                20.03%                15.80%
                                               Average Life:         9.34                  16.12                 11.99
                                             Window (Dates):       89 to 357            160 to 357            110 to 357